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                                                                    EXHIBIT 99.6

                               POWER OF ATTORNEY


The undersigned hereby authorizes Robert R. Harlin and Kenneth G. Jackson, and each of them, as attorney-in-fact and agent, with full power of substitution and resubstitution, to sign on his, her or its behalf and to file with the Securities and Exchange Commission any Schedule 13E-3, Schedule 13D and Forms 3, 4, or 5, and any and all amendments thereto, of the undersigned relating to the undersigned's stockholdings in Shaw Industries, Inc., the transactions contemplated by the Agreement and Plan of Merger dated as of October 19, 2000 by and among SII Acquisition Corp., Shaw Industries, Inc., and Berkshire Hathaway Inc., and any related agreements, granting to such attorney-in-fact and agent full power and authority to perform any other act on behalf of the undersigned required to be done in the premises.


                                          Date: December 5, 2000


                                          LEGACY STRATA, INC.



                                          By: /s/ J.C. SHAW
                                              -------------------------------
                                          Name:  J.C. Shaw
                                          Title: Manager

                                          SAUL FAMILY HOLDINGS, INC.



                                          By: /s/ JULIAN D. SAUL
                                              -------------------------------
                                          Name:  Julian D. Saul
                                          Title: Manager

                                          MCCAMY CAPITAL, LLC



                                          By: /s/ R. JULIAN McCAMY
                                              -------------------------------
                                          Name:  R. Julian McCamy
                                          Title: Manager


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